MUNDER TECHNOLOGY FUND

Class A, B, C & Y Shares

MUNDER INTERNET FUND

Class A, B, C, K, R & Y Shares

Supplement Dated August 27, 2009

to Prospectus Dated October 31, 2008

At a meeting held on August 18, 2009, the Board of Trustees of Munder Series Trust (“MST”) approved the merger of the Munder Technology Fund (“Technology Fund”) with and into the Munder Internet Fund (“Internet Fund”), each a series of MST (“Merger”), subject to the approval of shareholders of the Technology Fund. The Board of Trustees also called for a Special Meeting of Shareholders of the Technology Fund to vote on the Merger.

Subsequently, Munder Capital Management (“MCM”), the Funds’ investment advisor, advised the Board that it will briefly postpone the proxy solicitation relating to the proposed Merger. MCM decided to delay the solicitation in order to analyze a possible modification to the Merger proposal. Accordingly, until such time as MCM completes its analysis and, if necessary, the Board reviews and approves any recommended modifications to the Merger proposal, shareholders of the Technology Fund will not be asked to vote on any proposal.

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